UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 8, 2025
Date of Report (date of earliest event reported)
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Chime Financial, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42693 (Commission File Number)	46-0925388 (I.R.S. Employer Identification Number)
101 California Street, Suite 500 San Francisco, CA 94111
(Address of principal executive offices and zip code)
(844) 244-6363
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	CHYM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

On December 10, 2025, Chime Financial, Inc. (the “Company”) announced that its Board of Directors appointed Mark Troughton as the Company’s President effective as of December 8, 2025.

Mr. Troughton, age 57, previously served as the Company’s Chief Operating Officer from November 2019 to December 2025 and as Chief Business Officer from September 2019 to November 2019. Prior to joining the Company, Mr. Troughton served as President at Ring.com from 2016 through its acquisition by Amazon in 2018, as President at Whisper from 2015 to 2016, and as President, Americas of Wonga.com from 2012 to 2013. Before that, Mr. Troughton held various senior positions at Green Dot Corporation from 2003 to 2012, including as President, Cards & Network from 2007 to 2012. Mr. Troughton holds a BCom, a BCom (Hons), and an MCom, each in finance, accounting, or related subjects, from the University of Cape Town (South Africa).

There are no arrangements or understandings between Mr. Troughton and any other persons, pursuant to which he was appointed as President, no family relationships among any of the Company’s directors or executive officers and Mr. Troughton, and he has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his promotion to President, Mr. Troughton’s annual base salary will increase to $525,000. Mr. Troughton was also granted (i) restricted stock units covering 80,000 shares of the Company’s Class A common stock, which will vest quarterly over a four-year period, and (ii) options to purchase 160,000 shares of the Company’s Class A common stock, which will vest monthly over a four-year period. No other changes were made to the compensation of Mr. Troughton in connection with his promotion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chime Financial, Inc.

December 10, 2025	By:	/s/ Adam Frankel
	Name:	Adam Frankel
	Title:	General Counsel and Corporate Secretary